EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350)

I, John R. Gibson, the Chief Executive Officer of American Pacific Corporation (the “Company”), certify that to the best of my knowledge:

          (i) the Quarterly Report of the Company on Form 10-Q dated August 3, 2004 for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (ii) the information contained in the said Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN R. GIBSON

John R. Gibson Chairman of the Board of Directors, President & Chief Executive Officer

August 3, 2004

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